AZTECA ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENT

Audited Financial Statement of Azteca Acquisition Corporation (a corporation in the development stage):

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of July 6, 2011	F-3

Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Azteca Acquisition Corporation

We have audited the accompanying balance sheet of Azteca Acquisition Corporation (a corporation in the development stage) (the “Company”) as of July 6, 2011. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Azteca Acquisition Corporation (a corporation in the development stage) as of July 6, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
July 12, 2011

Azteca Acquisition Corporation
(a corporation in the development stage)
Balance Sheet
July 6, 2011

Assets:
Current assets:
Cash	$1,291,921
Prepaid insurance	95,265
Total current assets	1,387,186

Cash held in trust	100,500,000
Total assets	$101,887,186

Liabilities and Stockholders' Equity:
Current liabilities:
Accrued offering costs	$448,632
Accrued expenses - other	105,192
Note payable to related party	100,000
Total current liabilities	653,824

Deferred underwriting fee	3,750,000
Total liabilities	4,403,824

Common stock subject to possible redemption; 9,202,324 shares at $10.05)	92,483,356

Stockholders' equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized;
none issued and outstanding	-
Common stock, $0.0001 par value; 100,000,000 shares authorized;
12,875,000 shares issued and outstanding (including 9,202,324 subject to possible redemption)	1,288
Additional paid-in capital	5,008,645
Deficit accumulated during the development stage	(9,927)
Total stockholders' equity, net	5,000,006
Total liabilities and stockholders' equity	$101,887,186

AZTECA ACQUISITION CORPORATION
(a corporation in the development stage)

NOTES TO THE BALANCE SHEET
July 6, 2011

(1) Organization and Nature of Business Operations

Azteca Acquisition Corporation (the Company) is a newly-organized Delaware blank check company initially formed in the British Virgin Islands on April 15, 2011 and reincorporated in the State of Delaware on June 8, 2011 for the purpose of, directly or indirectly effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or engaging in any other similar business combination with one or more businesses or assets (“Business Combination”).

At July 6, 2011, the Company had not commenced any operations. All activity through July 6, 2011 relates to the Company’s formation and the public offering (described below in Note 4). The Company has selected December 31 as its fiscal year-end.

The registration statement for the Public Offering was declared effective on June 29, 2011. The Company consummated the Public Offering on July 6, 2011 and received net proceeds of approximately $101,125,000 which includes $3,500,000 received for the purchase of 4,666,667 warrants by Azteca Acquisition Holdings, LLC (the “Sponsor”).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the offering are intended to be generally applied toward effecting a Business Combination. The Company’s efforts in identifying prospective target businesses will not be limited to a particular industry or geographic region for purposes of consummating its initial Business Combination. Notwithstanding, the Company intends to focus on operating businesses that have their primary operations located in either Mexico or the United States. While the Company may pursue an acquisition opportunity in any business industry or sector, the Company intends to focus on industries or sectors that complement its management team’s background, such as the fields of transportation, industrials, manufacturing, food and beverage, financial services, hospitality, agribusiness, media (including television and newspapers) sports, real estate and energy, and businesses focused on serving the needs of Hispanic markets.

Net proceeds of approximately $100,500,000 from the Public Offering and simultaneous private placement of the sponsor warrants (as described below in Note 5) is being held in a trust account. Except for the interest income earned on the trust account balance that may be released to the Company to pay any income and franchise taxes and to fund the Company’s working capital requirements, and any amounts necessary to purchase up to 15% of the Company’s shares issued as part of the Units sold in the Public Offering if the Company seeks stockholder approval for its initial Business Combination, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial Business Combination and the redemption of the Company’s public shares if the Company is unable to consummate a Business Combination within 21 months from the closing of the Public Offering (subject to the requirements of law). The proceeds deposited in the trust account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

The Company will provide its stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less franchise and income taxes payable, upon the consummation of the Company’s initial Business Combination, subject to the limitations described herein. There will be no redemption rights with respect to outstanding warrants. Unlike many other blank check companies that hold stockholder votes and conduct proxy solicitations in conjunction with their initial Business Combinations and provide for related redemptions of public shares for cash upon consummation of such initial Business Combinations even when a vote is not required by law, the Company intends to consummate its initial Business Combination and conduct the redemptions without a stockholder vote pursuant to Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended (the Exchange Act), which regulates issuer tender offers, and the Company will file tender offer documents with the Securities and Exchange Commission (the SEC). The tender offer documents will contain substantially the same financial and other information about the Company’s initial Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies. In the event the Company conducts redemptions pursuant to the tender offer rules, its offer to redeem shares shall remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act. If however, a stockholder vote is required by law, or the Company decides to hold a stockholder vote for business or other legal reasons, the Company will, like other blank check companies, conduct the redemptions pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval, the Company will consummate its initial Business Combination only if a majority of the outstanding common stock voted are voted in favor of the Business Combination. In such case, the initial stockholders (see Note 6) have agreed to vote their Sponsor Shares (as defined in Note 6) as well as any public shares purchased during or after the public offering in favor of the Company’s initial Business Combination. In addition, the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and any public shares they may hold in connection with the consummation by the Company of a Business Combination.

If the Company does not effect a Business Combination within 21 months from the closing of the public offering (April 6, 2013), as discussed in Note 4, the Company will liquidate the trust account and distribute the amount then held in the trust account, including interest but net of franchise and income taxes payable and less up to $50,000 of such net interest that may be released to the Company from the trust account to pay liquidation expenses, to the Company’s public stockholders, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares if the Company fails to consummate a Business Combination within the 21-month time period, although the initial stockholders will be entitled to redemption with respect to any public shares they hold if the Company fails to consummate a Business Combination within such time period. In the event of a liquidation, it is likely that the per-share value of the residual assets remaining available for distribution (including trust account assets) will be less than the initial public offering price per share in the public offering (assuming no value is attributed to the warrants contained in the Units in the offering discussed in Note 4).

(2) Basis of Presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (GAAP) and pursuant to the rules and regulations of the SEC.

(3) Summary of Significant Accounting Policies

(a) Fair Value of Financial instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the balance sheet.

(b) Redeemable Common Stock
As discussed in Note 1, all of the 10,000,000 common shares sold as part of the Units in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company does not specify a maximum redemption threshold, its charter provides that in no event will they redeem its public shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against paid-in capital. Accordingly, at July 6, 2011, 9,202,324 public shares are classified outside of permanent equity at its redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable (approximately $10.05 at July 6, 2011).

(c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Deferred Offering Cost
The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A, “Expenses of Offering” whereby offering costs incurred prior to the initial public offering are capitalized and then charged to stockholders’ equity upon the completion of the offering (or charged to expense if the offering is not completed). Accordingly, at July 6, 2011, Offering costs totaling approximately $6,032,000 (including $5,500,000 in underwriters fees) have been charged to stockholders’ equity.

(e) Recent Accounting Pronouncements
Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

(f) Concentration of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

(g) Development stage company
The Company complies with the reporting requirement of FASB ASC 915, “Development Stage Entities.”  At July 6, 2011, the Company had not commenced any operations nor generated revenue to date. All activity through July 6, 2011 relates to the Company’s formation and the  public offering. Following the Public Offering, the Company will not generate any operating revenues until after completion of a business transaction at the earliest, if at all. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the offering.

(h) Income Taxes
The Company complies with the accounting and reporting requirements of ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  At July 6, 2011, the Company has recorded a full valuation of approximately $3,400 related to the Company’s net operating loss carryforward in the same amount.  The net operating loss carryforward expires in 2031.

There were no unrecognized tax benefits as of July 6, 2011. ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at July 6, 2011. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The adoption of the provisions of ASC 740 did not have a material impact on the Company's financial position.

(4) Public Offering
The offering called for the Company to offer for sale 10,000,000 units at a price of $10.00 per unit (Unit). Each Unit consists of one share of common stock of the Company, and one warrant (Warrant). Each Warrant entitles the holder to purchase one share of common stock of the Company at a price of $12.00 per share. The Warrants will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or twelve months from the closing of the offering, provided in each case that the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the common stock issuable upon exercise of the warrants and a current prospectus relating to them is available, and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. Notwithstanding the foregoing, if a registration statement covering the common stock issuable upon exercise of the public warrants has not been declared effective within 60 days following the closing our initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of warrants during the exercise period, or if warrant holders did not exercise their warrants on a cashless basis under the above provision, there will be no cash settlement of the warrants and the warrants will expire worthless. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sales price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.

A contingent fee equal to 3.75% of the aggregate amount of the funds released from the trust account to the Company or to the target upon consummation of the Company’s initial Business Combination will become payable to the underwriter from the amounts held in the trust account solely in the event the Company consummates its initial business transaction.

The underwriters have also been granted a 45-day option (August 15, 2011) to purchase up to an additional 1,500,000 Units to cover over-allotments, if any.

(5) Related Party Transactions

(a) Note Payable — Related Party
The Company issued an aggregate of $100,000 in an unsecured promissory note to the Sponsor, on April 20, 2011. The note is non-interest bearing and is payable on the earlier of March 31, 2012 or the date on which the Company consummated an initial public offering of its securities. Due to the short-term nature of the note, the fair value of the note approximated the carrying amount at July 6, 2011.  This note was repaid  in full on July 7, 2011.

(b) Services Agreement
The Company has agreed to pay $10,000 a month for office space, utilities, administrative services and secretarial support to Galco, Inc., an affiliate of the Sponsor. Services commenced on June 30, 2011, the date the securities were first quoted on the Over-the-Counter Bulletin Board quotation system,   and will terminate upon the earlier of the consummation by the Company of an initial Business Combination and the liquidation of the Company.

(c) Sponsor Warrants
The Sponsor purchased, in a private placement, 4,666,667 warrants prior to the consummation of the public offering at a price of $0.75 per warrant (a purchase price of $3,500,000) from the Company. If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the Sponsor will expire worthless. The Company classifies the private placement warrants within permanent equity as additional paid-in capital in accordance with FASB ASC 815-40.

The Sponsor is entitled to registration rights pursuant to a registration rights agreement whereby the Sponsor is entitled to demand registration rights and certain “piggy-back” registration rights with respect to its common stock, the warrants and the common stock underlying the warrants, commencing on the date such common stock or warrants are released from lockup. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

(6) Sponsor Shares

On April 15, 2011, the Sponsor purchased 2,875,000 shares of common stock (Sponsor Shares) for an aggregate amount of $25,000, or $0.0087 per share. On June 8, 2011, the sponsor transferred 50,000 shares to each of John Engelman and Alfredo Elias Ayub, our two independent directors for nominal consideration.

The Sponsor Shares are identical to the common stock included in the Units being sold in the offering except that the Sponsor Shares are subject to certain transfer restrictions, as described in more detail below. The initial stockholders will agree to forfeit up to 375,000 Sponsor Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholders will collectively own 20.0% of the Company’s issued and outstanding shares after the offering.

With certain limited exceptions, the Sponsor Shares are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the initial stockholders, each of whom will be subject to the same transfer restrictions) until the earlier of (1) one year after the completion of the Company’s initial Business Combination and (2) the date on which the Company consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property (the “Lock Up Period”). Notwithstanding the foregoing, if the Company’s share price reaches or exceeds $11.50 for any 20 trading days within any 30-trading day period during the Lock-Up Period, 50% of the Sponsor Shares will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during the Lock Up Period, the remaining 50% of the Sponsor Shares shall be released from the lock-up. In addition, the Sponsor Shares have an earn-out provision whereby up to 5.0% of the Sponsor's issued and outstanding common stock (“Founder earn out shares”) after this offering and the expiration of the underwriters’ over-allotment option will be subject to forfeiture by the Company’s initial stockholders in the event the last sales price of the Company's common stock is less than $12.50 per share and does not exceed $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 36 months following the closing of the Company's initial Business Combination. In addition, notwithstanding the initial stockholders’ ability to transfer assign or sell their Sponsor Shares to permitted transferees during the lock-up periods described above, the initial stockholders have agreed not to transfer assign or sell the Founder earn out shares (whether to permitted transferees or otherwise) before the applicable forfeiture condition lapses.

(7) Subsequent Events
Management has performed an evaluation of subsequent events through July 12, 2011, the date of issuance of the financial statements, noting no additional items which require adjustment or disclosure.